UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 21, 2009


                              Lincoln Park Bancorp
                              --------------------
             (Exact name of registrant as specified in its charter)

           Federal                         000-51078              61-1479859
-----------------------------        ---------------------    -----------------
(State or other jurisdiction         (Commission File No.)    (I.R.S. Employer
      of incorporation)                                      Identification No.)

31 Boonton Turnpike, Lincoln Park, New Jersey                        07035
---------------------------------------------                    -------------
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code:  (973) 694-0330
                                                     --------------

                                 Not Applicable
                                ---------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
           ------------

     On July 21, 2009, Lincoln Park Bancorp (the "Company") announced that it is filing a Form 15 with the Securities and Exchange Commission to deregister its common stock under Section 12(g) of the Securities Exchange Act of 1934, as amended. Reference is made to the press release issued by the Company on July 21, 2009, filed herewith as exhibit 99, for further details.

Item 9.01 Financial Statements and Exhibits
          ---------------------------------

(a)  Financial statements of businesses acquired. Not Applicable.

(b)  Pro forma financial information. Not Applicable.

(c)  Shell company transactions: Not Applicable.

(d)  Exhibits.

     99    Press Release dated July 21, 2009

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           LINCOLN PARK BANCORP


DATE:  July 21, 2009                   By: /s/ David G. Baker
                                           -------------------------------------
                                           David G. Baker
                                           President and Chief Executive Officer